Lorelei Duke, Senior Manager Geotechnical Engineering & Planning The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Lorelei Duke, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.
Dated at Saskatchewan this 27th day of January 2025.

/s/Lorelei Duke     Lorelei Duke, P.Eng.
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13944

Francis Hainstock Senior Geologist
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Francis Hainstock, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.
Dated at Saskatchewan this 15 day of February 2025.

/s/Francis D. Hainstock     Francis Hainstock
License / Professional Membership: #24249

Jarid Hancock, P.Eng., MBA, Senior Mine Manager
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Jarid Hancock, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.
Dated at Saskatchewan this 20 day of January 2025.

/s/Jarid Hancock     Jarid Hancock, P.Eng., MBA

Aimee Ottenbreit
Senior Manager – Environmental
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Aimee Ottenbreit, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 17 day of February 2025.

/s/Aimee Ottenbreit     Aimee Ottenbreit
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13249

Paul Plosz Process Engineer Senior
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Paul Plosz, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
b.I consent to the public filing of the Project Memorandum by The Mosaic Company;
c.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
e.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
f.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 24 day of February, 2025.

/s/Paul Plosz     Paul Plosz
License(s) / Membership(s):
Association of Professional Engineers & Geoscientists of Saskatchewan – Member Number 28194

Matthew Swedburg, Professional Engineer Senior Manager, Maintenance and Engineering
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Matthew Swedburg, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 10 day of February, 2025.

/s/Matthew Swedburg     Matthew Swedburg, P. Eng.
Licenses / Memberships:
Association of Professional Engineers and Geoscientis of Saskatchewan (APEGS), License #15301

Monica Tochor, Manager, Geology & Reserves Senior Geologist
The Mosaic Company
101 East Kennedy BLVD, Suite 2500
Tampa FL 33602 CONSENT OF QUALIFIED PERSON
I, Monica Tochor, state that I am responsible for preparing or supervising the preparation of part(s) of the 2024 Mineral Resource Mineral Reserve Update (MRMR) Memorandum for the Belle Plaine Potash Facility with an effective date of December 31, 2024, as signed and certified by me (the “Project Memorandum”).
Furthermore, I state that:
a.I consent to the public filing of the Project Memorandum by The Mosaic Company;
b.the document that the Project Memorandum supports is the annual report on Form 10-K for the year ended December 31, 2024 (the “Document”);
c.I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Project Memorandum for which I am responsible, to the filing of the Project Memorandum as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-
216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878,
333-142268, and 333-198332 and 333-272271 on Form S-8;
d.I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Project Memorandum or in the part(s) thereof for which I am responsible.

Dated at Saskatchewan this 10 day of February, 2025.

/s/Monica Tochor     Monica Tochor
Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS) License #12338